UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 09, 2005

UICI

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9151 Grapevine Highway, North Richland Hills, Texas	76180

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 255-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 -- Results of Operations and Financial Condition
Item 8.01 -- Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release - Results of Operations
Press Release - Standard & Poor's Rating
Press Release - Declaration of Cash Dividend

Item 2.02 -- Results of Operations and Financial Condition.

     On February 09, 2005, the Company issued a press release announcing its summary results of operations and certain balance sheet data for the quarter and twelve months ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this Item 2.02 and incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 -- Other Events.

     On February 09, 2005, the Company issued a press release announcing that Standard & Poor’s Rating Services has assigned to UICI an investment grade (BBB-) counterparty credit rating, with a “stable” outlook. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

     On February 09, 2005, the Company issued a press release announcing that its Board of Directors, at its regular meeting held on February 9, 2005, declared a regular semi-annual cash dividend of $0.25 and a special cash dividend of $0.25 on each share of Common Stock. A copy of the press release is furnished herewith as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 -- Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Not applicable

     (b) Pro Forma Financial Information

     Not applicable

     (c) Exhibits

99.1	—	Press release issued by the Company on February 09, 2005 announcing summary results of operations for the three months and twelve months ended December 31, 2004

99.2	—	Press release issued by the Company on February 09, 2005 announcing that Standard & Poor’s Rating Services has assigned to UICI an investment grade (BBB-) counterparty credit rating, with a “stable” outlook

99.3	—	Press release issued by the Company on February 09, 2005 announcing that its Board of Directors, at its regular meeting held on February 9, 2005, declared a regular semi-annual cash dividend of $0.25 and a special cash dividend of $0.25 on each share of Common Stock

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UICI

(Registrant)

Date:	February 10, 2005	By	/s/ Mark D. Hauptman

Mark D. Hauptman
Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number		Description

99.1	—	Press release issued by the Company on February 09, 2005 announcing summary results of operations for the three months and twelve months ended December 31, 2004

99.2	—	Press release issued by the Company on February 09, 2005 announcing that Standard & Poor’s Rating Services has assigned to UICI an investment grade (BBB-) counterparty credit rating, with a “stable” outlook

99.3	—	Press release issued by the Company on February 09, 2005 announcing that its Board of Directors, at its regular meeting held on February 9, 2005, declared a regular semi-annual cash dividend of $0.25 and a special cash dividend of $0.25 on each share of Common Stock